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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anna M. Williams his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments (including without limitation, post-effective amendments and any amendment or amendments increasing the amount of securities for which registration is being sought), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and/or any regulatory authority relating to the registration of 16,874,890 shares of Common Stock, $0.01 par value ("Common Stock"), of Harken Energy Corporation (the "Company"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons in the capacities indicated as of the 11th day of April, 2003.

         Name                                   Capacities

         /s/ Alan  G. Quasha
         --------------------------------
         Alan G. Quasha                         Chairman of the Board

         /s/  Mikel  D. Faulkner
         --------------------------------
         Mikel D. Faulkner                      Director and Chief Executive
                                                Officer (Principal Executive
                                                Officer)

         /s/ J. William Petty
         --------------------------------
         J. William Petty                       Director

         /s/ Michael M. Ameen, Jr.
         --------------------------------
         Michael M. Ameen, Jr.                  Director

         /s/ Hobart A. Smith
         --------------------------------
         Hobart A. Smith                        Director

         /s/  Marvin M. Chronister
         --------------------------------
         Marvin M. Chronister                   Director